UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

DIANTHUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38541	81-0724163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square 43rd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (929) 999-4055

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	DNTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

License Agreement with Nanjing Leads Biolabs Co. Ltd.

On October 16, 2025, Dianthus Therapeutics, Inc. (“Dianthus” or the “Company”) entered into a License and Collaboration Agreement (the “License Agreement”) with Nanjing Leads Biolabs Co. Ltd. (“Leads”), pursuant to which Leads granted the Company a royalty-bearing, exclusive license outside of Greater China to develop, manufacture, commercialize or otherwise exploit LBL-047, referred to as DNTH212 by the Company. Dianthus also obtained certain non-exclusive rights to perform development and manufacturing activities in Greater China to support DNTH212 outside of Greater China. DNTH212 is an investigational, extended half-life bifunctional fusion protein targeting plasmacytoid dendritic cell (pDC) BDCA2 to reduce Type 1 interferon production, while simultaneously inhibiting BAFF/APRIL to suppress B cell function.

Consideration

Under the terms of the License Agreement, the Company will pay Leads up to $38 million, comprised of $30 million in upfront and near-term milestone payments plus an additional $8 million milestone, payable in cash or the Company's common stock at the Company's election, upon the initiation of a Dianthus-led Phase 1 study, for exclusive rights to develop and commercialize DNTH212 globally outside of Greater China. Leads will also be eligible to receive up to $962 million in development and regulatory approval milestones and sales-based milestones across five indications, as well as tiered royalties from mid-single digits up to a low double-digit on ex-Greater China net sales.

Governance and Development

A joint steering committee will oversee manufacturing, development, and commercial activities related to DNTH212. Leads will have the right to participate in the Company's global clinical studies with DNTH212 and enroll patients in Greater China. Leads will be responsible for certain costs with respect to patients enrolled in Greater China in the Company's global studies in which Leads has elected to participate.

Non-Competition

Leads and the Company are prohibited from directly or indirectly researching, developing, manufacturing or commercializing a competing product, as defined in the License Agreement, in the Company's territory outside of Greater China.

Term and Termination

The License Agreement will remain in effect on a country-by-country and product-by-product basis until expiration of the applicable royalty term, unless earlier terminated. Each party has customary termination rights, including for uncured material breach, insolvency, patent challenge, or, in the case of the Company, for convenience.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which the Company will file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2025.

Item 2.02 Results of Operations and Financial Condition

The information set forth below under “Preliminary Financial Information for the Three Months Ended September 30, 2025” in Item 8.01 is incorporated by reference herein.

Such information is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Regulation FD Disclosure

On October 16, 2025, the Company made publicly available on the investor relations section of its website a presentation announcing the execution of the License Agreement in connection with a conference call with investors to be held at 8:00 a.m. ET on October 16, 2025 (the “Presentation”). The Presentation is filed as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Preliminary Financial Information for the Three Months Ended September 30, 2025

In the Presentation, the Company disclosed its estimated cash, cash equivalents and investments as of September 30, 2025. While the Company has not finalized its full financial results for the three months ended September 30, 2025, the Company expects to report that it had approximately $555 million of cash, cash equivalents and investments as of September 30, 2025, with pro forma cash of approximately $525 million of cash, cash equivalents, and investments after deducting near term and upfront milestone payments to Leads of $30 million. This amount is preliminary, has not been audited and is subject to change pending completion of the Company’s unaudited financial statements for the three months ended September 30, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2025. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary information and, accordingly, does not express an opinion or any other form of assurance about such information.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, statements relating to the Company’s expected financial results and the License Agreement. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “anticipate,” “goal,” “opportunity,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this report. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in the Company's filings with the SEC), many of which are beyond the Company's control and subject to change. Actual results could be materially different. The Company claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements and expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Company Presentation, dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIANTHUS THERAPEUTICS, INC.

Date:	October 16, 2025	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq. SVP, General Counsel and Secretary